EXHIBIT 99.2

Third Quarter Results December 10, 2003

Forward Looking Statement THIS PRESENTATION CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 WITH RESPECT TO THE FINANCIAL CONDITION, RESULTS OF OPERATIONS, AND BUSINESS OF THE COMPANY. THESE FORWARD LOOKING STATEMENTS INVOLVE CERTAIN RISKS AND UNCERTAINTIES. NO ASSURANCE CAN BE GIVEN THAT ANY OF SUCH MATTERS WILL BE REALIZED. FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD LOOKING STATEMENTS INCLUDE, AMONG OTHERS, THE FOLLOWING POSSIBILITIES: (1) COMPETITIVE PRESSURE IN THE COMPANY'S INDUSTRY INCREASES SIGNIFICANTLY; (2) GENERAL ECONOMIC CONDITIONS ARE LESS FAVORABLE THAN EXPECTED; (3) THE COMPANY'S DEPENDENCE ON THE AUTOMOTIVE INDUSTRY (WHICH HAS HISTORICALLY BEEN CYCLICAL); (4) PRICING PRESSURE FROM AUTOMOTIVE INDUSTRY CUSTOMERS; (5) CHANGES IN THE FINANCIAL MARKETS AFFECTING THE COMPANY'S FINANCIAL STRUCTURE AND THE COMPANY'S COST OF CAPITAL AND BORROWED MONEY; (6) THE UNCERTAINTIES INHERENT IN INTERNATIONAL OPERATIONS AND FOREIGN CURRENCY FLUCTUATIONS; AND (7) UNCERTAINTIES RELATED TO HOSTILITIES IN THE MIDDLE EAST. THE COMPANY HAS NO DUTY UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 TO UPDATE THE FORWARD LOOKING STATEMENTS IN THIS PRESENTATION AND THE COMPANY DOES NOT INTEND TO PROVIDE SUCH UPDATES.

Financial Statement Comments Period financial results are not totally comparable due to the Company's emergence from Chapter 11 Earnings from operations excluding fresh start accounting adjustments and reorganization items are used by management as the primary profitability measure (also referred to as earnings from operations excluding one-time adjustments in this presentation)

Agenda Third Quarter Review Curt Clawson, Chairman and CEO Financial Review Jim Yost, Vice President of Finance and CFO 3. Q&A

Grow by satisfying customers Be the lowest cost producer Have the best people in the industry Our Vision Premier Automotive Supplier Never Compromise: Integrity, Safety, Quality or Customers!

2003 Highlights Improved operational and financial performance Continued to develop a strong book of business Completed acquisition of majority ownership of commercial truck wheel business in Turkey On-going expansion of low pressure capacity in Czech Republic and Thailand Announced Suspension's components development center in Czech Republic Lowered pricing on $450M of Term Debt Began trading on NASDAQ National Market

Third Quarter Financial 2003 Highlights Sales were relatively flat; currency translation offset lower customer production requirements Earnings from operations excluding one-time items1 were $13.9M, a decrease of $20.0 million, due primarily to asset impairment losses of $19.6 million Gross profit margin consistent despite significantly higher depreciation expense and lower volumes. Year-to-date gross profit margin increased from 10% to 11% Free cash flow1 improved by $19.3M Strong liquidity position (cash: $109M; unused revolver: $77.5M) 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors.

Financial Review

2003 Financial Review Financial Highlights ($ in Millions) 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors.

Financial Review 3Q03 vs. 3Q02 - Change in Net Sales 3Q02 Volume/Other Currency 3Q03 Show 534.6 530.9 Hide 0 501.5 501.5 0 Green 0 0 29.4 0 Red 0 33.1 0 0 ($ in Millions)

3Q02 Gross Profit MG&A and Eng Asset Impair / Other 3Q03 Show 33.9 0 13.9 Hide 0 32.5 28 13.9 Green 0 Red 1.4 4.5 14.1 0 Earnings (Loss) from Operations Excluding One-Time Adjustments 1 ($ in Millions) Volume ($12M) Depreciation ($8M) Foreign Exchange $3M Performance/ Other $16M Asset Impairments: 3Q 2002 $6M 3Q 2003 $20M ($14M) 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors.

Free Cash Flow1 1 Please refer to the appendix for a reconciliation of this non-GAAP financial measure and an explanation of why the Company's management believes this financial measure provides useful information to investors. 2 Nine months 2003 includes gain on discharge of debt ($1,076.2M) and other non-cash items. Nine months 2002 includes cumulative effect of change in accounting principles of $554.4M and other non-cash items. ($ in Millions)

Debt ($ in Millions)

Summary Year-to-date gross profit margin increased from 10% to 11%, despite significantly higher depreciation expense and lower OEM production requirements. The Company's operating performance continued to improve. Continue to pursue the Company's vision to be the lowest cost producer by expanding into low cost countries. Amended credit agreement to reduce interest rate on term loan by 100 basis points. Listed on NASDAQ National Market under HAYZ ticker symbol.

Appendix

Non - GAAP Financial Information Earnings (Loss) from Operations Excluding Fresh Start Accounting Adjustments and Reorganization Items1 ($ in Millions) 1 Please refer to slide 20 for an explanation of why the Company's management believes this financial measure provides useful information to investors.

Non-GAAP Financial Information Adjusted EBITDA1 ($ in Millions) 1 Please refer to slide 21 for an explanation of why the Company's management believes this financial measure provides useful information to investors.

Non-GAAP Financial Information Free Cash Flow1 1 Please refer to slide 20 for an explanation of why the Company's management believes this financial measure provides useful information to investors. 2 Nine months 2003 includes gain on discharge of debt ($1,076.2M) and other non-cash items. Nine months 2002 includes cumulative effect of change in accounting principles of $554.4M and other non-cash items.

Segment Highlights - Third Quarter 2003 ($ in Millions) 1 Please refer to slide 20 for an explanation of why the Company's management believes this financial measure provides useful information to investors.

Non - GAAP Financial Measures Earnings (loss) from operations excluding fresh start accounting adjustments and reorganization items: Earnings (loss) from operations excluding fresh start accounting adjustments and reorganization items is used by management as a non-GAAP financial measure of the Company's primary profitability measure because it excludes fresh start accounting adjustments and reorganization items which do not represent normal operating performance of the Company as these items relate only to the Company's Chapter 11 filings and emergence. Free Cash Flow: Free cash flow is used by management as a non-GAAP financial measure because it identifies the amount of cash available to meet principal debt amortization requirements, pay dividends to stockholders, or make corporate investments.

Financial Measures Adjusted EBITDA: EBITDA, a measure used by management to measure operating performance, is defined as operating income (loss) plus depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude: (i) asset impairment losses, restructuring and other charges; (ii) reorganization items; (iii) loss on investment in joint venture; and (iv) other items. We reference these non-GAAP financial measures as a management group frequently in our decision making because they provide supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors' historical operating performance. Institutional investors generally look to Adjusted EBITDA in measuring performance, among other things. We use Adjusted EBITDA to facilitate quantification of planned business activities and enhance subsequent follow-up with comparisons of actual to planned Adjusted EBITDA. In addition, incentive compensation for management is based on Adjusted EBITDA. We are disclosing these non-GAAP financial measures in order to provide transparency to investors. Adjusted EBITDA is not a recognized term under GAAP and does not purport to be an alternative to operating income as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, these presentations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, Adjusted EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.